UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

CARMAX AUTO OWNER TRUST 2023-3

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001980857)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

(Central Key Index Number: 0001601902)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

(Central Key Index Number: 0001259380)

Delaware

(State or other jurisdiction of incorporation or organization)

333-260819-07

(Commission File Number)

01-0794037

(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On July 18, 2023, CarMax Business Services, LLC (“CarMax Business Services”) and CarMax Auto Funding LLC (the “Depositor”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $1,500,000,000 aggregate principal balance of various classes of Asset-backed Notes to be issued by CarMax Auto Owner Trust 2023-3 (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of May 2, 2023, as will be amended and restated by the Amended and Restated Trust Agreement to be dated as of July 1, 2023 between the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Notes (defined below).

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-260819), filed on November 14, 2018 and as amended by Pre-Effective Amendment No. 1 on December 6, 2021. It is anticipated that the Notes will be issued on or about July 26, 2023 (the “Issuance Date”).

The Underwriting Agreement is attached as Exhibit 1.1.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated July 18, 2023, setting forth a description of the collateral pool and the structure of $305,000,000 aggregate principal amount of the Class A-1 Asset-backed Notes (the “Class A-1 Notes”), $350,900,000 aggregate principal amount of the Class A-2a Asset-backed Notes (the “Class A-2a Notes”), $170,000,000 aggregate principal amount of the Class A-2b Asset-backed Notes (the “Class A-2b Notes”), $458,400,000 aggregate principal amount of the Class A-3 Asset-backed Notes (the “Class A-3 Notes”), $93,890,000 aggregate principal amount of the Class A-4 Asset-backed Notes (the “Class A-4 Notes”), $39,590,000 aggregate principal amount of the Class B Asset-backed Notes (the “Class B Notes”), $45,680,000 aggregate principal amount of the Class C Asset-backed Notes (the “Class C Notes”) and $36,540,000 aggregate principal amount of the Class D Asset-backed Notes (the “Class D Notes” and, together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”) by the Issuing Entity. Each of the Notes is being offered publicly for sale.

On the Issuance Date, the Depositor will enter into an Amended and Restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, CarMax Business Services and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by CarMax Business Services to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor and CarMax Business Services, as servicer, will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage CarMax Business Services to service those assets. On the Issuance Date, the Issuing Entity will issue to the Depositor the Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into between the Issuing Entity and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”). On the Issuance Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the administrator agrees to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by CarMax Business Services and the Depositor about such receivables.

Legal opinions and a consent of Mayer Brown LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 18, 2023, by and among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture, to be dated July 1, 2023, between CarMax Auto Owner Trust 2023-3 and Wilmington Trust, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated July 1, 2023, between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

5.1	Opinion of Mayer Brown LLP, dated as of July 19, 2023, with respect to enforceability of securities.

8.1	Opinion of Mayer Brown LLP, dated as of July 19, 2023, with respect to tax matters.

23.1	Consent of Mayer Brown LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification

99.1	Sale and Servicing Agreement, to be dated July 1, 2023, among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and CarMax Auto Owner Trust 2023-3.

99.2	Receivables Purchase Agreement, to be dated July 1, 2023, between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser.

99.3	Administration Agreement, to be dated July 1, 2023, among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2023-3 and Wilmington Trust, National Association, as indenture trustee.

99.4	Asset Representations Review Agreement, to be dated July 1, 2023, among CarMax Auto Owner Trust 2023-3, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC (Depositor)

Dated: July 19, 2023	By:	/s/ Andrew J. McMonigle
	Name:	Andrew J. McMonigle
	Title:	Vice President and Treasurer